UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 8, 2022
(Date of earliest event reported: June 2, 2022)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Revlon, Inc. (the “Company”) held its 2022 Annual Stockholders' Meeting (the "Meeting") at which the Company's stockholders:

1.
approved the election of the following persons as members of the Company’s Board of Directors to serve until the next annual stockholders’ meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, E. Scott Beattie, Alan Bernikow, Kristin Dolan, Cristiana Falcone, Ceci Kurzman, Victor Nichols, Debra Perelman and Barry Schwartz;

2.	ratified the Audit Committee’s selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2022; and

3.	approved the Fifth Amended and Restated Revlon, Inc. Stock Plan.

The following is a tabulation of the votes cast at the Meeting with respect to each proposal:

Proposal No. 1 – the annual Election of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman (Chairman)	47,441,199	1,532,320	2,474,884
E. Scott Beattie	48,427,918	545,601	2,474,884
Alan Bernikow	48,136,268	837,251	2,474,884
Kristin Dolan	48,266,143	707,376	2,474,884
Cristiana Falcone	48,788,552	184,967	2,474,884
Ceci Kurzman	48,269,150	704,369	2,474,884
Victor Nichols	48,266,693	706,826	2,474,884
Debra Perelman	48,672,818	300,701	2,474,884
Barry Schwartz	48,785,575	187,944	2,474,884

Proposal No. 2 – the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2022*:

	Votes For	Votes Against	Abstentions
Ratification of KPMG	51,317,680	88,365	42,046

*There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of KPMG, as this was a “routine” proposal.

Proposal No. 3 – approval of the Fifth Amended and Restated Revlon, Inc. Stock Plan:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan	48,567,256	310,098	95,853	2,474,884

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Andrew Kidd
Andrew Kidd
Executive Vice President & General Counsel

June 8, 2022